UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2022

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York		10013
(Address of principal executive offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐
Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐
Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange

Act (17 CFR
240.13e-4(c
))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.01
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth
 company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Citigroup Inc.
Current Report on Form
8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01
Terms Agreement, dated February 16, 2022, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s Floating Rate Senior Notes due February 24, 2028.

4.01	Form of Note for the Company’s Floating Rate Senior Notes due February 24, 2028.

5.01	Opinion of Barbara Politi, Esq.

99.01	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2022	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

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